Designated Filer:  Warburg Pincus Private Equity IX, LLP
Issuer & Ticker Symbol:  ARAMARK Corporation (RMK)
Date of Event Requiring Statement:  May 1, 2006


                                                                    Exhibit 99.3

                            JOINT FILERS' SIGNATURES





                       WARBURG PINCUS IX, LLC

                       By:  Warburg Pincus Partners, LLC, its Sole Member,
                         By:  Warburg Pincus & Co., its Managing Member



                       By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Scott A. Arenare
                            Title:  Partner




                       WARBURG PINCUS PARTNERS, LLC

                       By:  Warburg Pincus & Co., its Managing Member



                       By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Scott A. Arenare
                            Title:  Partner

                       WARBURG PINCUS LLC



                       By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Scott A. Arenare
                            Title:  Partner




                       WARBURG PINCUS & CO.

                       By:  Warburg Pincus & Co., its Managing Member



                       By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Scott A. Arenare
                            Title:  Partner



                      By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Charles R. Kaye
                            By:     Scott A. Arenare,
                                    Attorney-in-Fact*



                     By: /s/ Scott A. Arenare
                          -------------------------------    Date:  May 11, 2006
                            Name:   Joseph P. Landy
                            By:     Scott A. Arenare,
                                    Attorney-in-Fact**



* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.